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                                                                 Exhibit 10.64.1


                                  AMENDMENT ONE

      AMENDMENT ONE (this "Amendment"), dated as of May 29, 2001, by and among EME FINANCE UK LIMITED (the "Borrower"), and BARCLAYS BANK PLC, as Facility Agent (the "FACILITY AGENT") for the Banks (as defined below).

            WHEREAS, the Borrower, certain banks party thereto (the "BANKS"), the Arrangers, and the Facility Agent have entered into that certain Coal and CAPEX Facility Agreement dated July 16, 1999, the "FACILITY AGREEMENT");

            WHEREAS, pursuant to the Facility Agreement the EDISON MISSION ENERGY, (the "Guarantor") issued that certain Guarantee, dated as of July 16, 1999, (as amended by Amendment One dated as of August 17, 2000) among the Guarantor and the Facility Agent) (the "Guarantee"), in favor of the Facility Agent, as Facility Agent for the Banks, which sets forth, INTER ALIA, certain covenants of the Guarantor;

            WHEREAS, pursuant to Clause 22 of the Facility Agreement, the consent of the Majority Banks and the Facility Agent is required for any amendment to the Facility Agreement;

            WHEREAS, Edison International, the Guarantor's ultimate parent, is contemplating a new debt facility; and

            WHEREAS, the Guarantor and Borrower have requested, and the Facility Agent and the Majority Banks have agreed, to amend certain provisions of the Guarantee and the Facility Agreement so as to permit the new debt facility.

            NOW, THEREFORE, the parties hereto agree as follows:

            Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Facility Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

            Section 2. AMENDMENT TO THE FACILITY AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Facility Agreement shall be amended as follows:

            (a) SECTION 17.9 of the Facility Agreement shall be amended by deleting clause (a)

                       AMENDMENT ONE TO FACILITY AGREEMENT
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in its entirety and replacing it with the following:

            "[INTENTIONALLY OMITTED]".

            Section 3. CONDITIONS PRECEDENT. This Amendment shall become effective and the Facility Agreement shall be amended on the date (the "AMENDMENT EFFECTIVE DATE") on which the Facility Agent shall have executed the Amendment and shall have received from the Borrower a copy of this Amendment duly executed and delivered by the Borrower. Notwithstanding the preceding sentence, this Amendment shall not become effective and the Facility Agreement shall not be amended on the Amendment Effective Date (a) if a Potential Event of Default or an Event of Default has occurred and is continuing on such date and (b) unless, except as disclosed in the Guarantor's filings with the Securities and Exchange Commission pursuant to the Exchange Act of 1934 (copies of which have been provided to the Facility Agent), the representations and warranties of the Guarantor contained in the Finance Documents are true and correct in all material respects as of the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date).

            Section 4. MISCELLANEOUS. Except as expressly amended hereby, the Facility Agreement is hereby reaffirmed in all respects and all of the terms and provisions of the Facility Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts and by facsimile signature, all of which taken together shall constitute one and the same original instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the laws of England.

            [THE REST OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]





                       AMENDMENT ONE TO FACILITY AGREEMENT
                                       2
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                              EDISON MISSION ENERGY

                              By:      /s/ G. Gary Garcia
                                  -------------------------------------
                              Name:    G. Gary Garcia
                              Title:   Treasurer
                              Date:    May 29, 2001

                              EME FINANCE UK LIMITED


                              By:      /s/ Cynthia S. Dubin
                                   ------------------------------------
                              Name:    Cynthia S. Dubin
                              Title:   Director
                              Date:    May 31, 2001

                              BARCLAYS BANK PLC, as Facility Agent for the
                              Banks party to the Coal and CAPEX Facility


                              By:      /s/ Duncan Nash
                                   ------------------------------------
                              Name:    Duncan Nash
                              Title:   Manager
                              Date:    May 29, 2001

                              BARCLAYS BANK PLC, as Facility Agent, on behalf of, and with the consent of, the Majority Banks


                              By:      /s/ Duncan Nash
                                   ------------------------------------
                              Name:    Duncan Nash
                              Title:   Manager
                              Date:    May 29, 2001


                       AMENDMENT ONE TO FACILITY AGREEMENT
                                       3